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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


    Date of report (Date of earliest event reported): NOVEMBER 12, 1999
                                                      -----------------


                                    TRW Inc.
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               (Exact Name of Registrant as Specified in Charter)



     Ohio                        1-2384                          34-0575430
----------------         ------------------------            -------------------
(State or Other          (Commission File Number)             (I.R.S. Employer
 Jurisdiction of                                             Identification No.)
 Incorporation)


                    1900 Richmond Road, Cleveland, Ohio 44124
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               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (216) 291-7000



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events

         In a registration statement filed today with the Securities and Exchange Commission on Form S-4, TRW Inc. made available unaudited pro forma financial information related to its acquisition of LucasVarity plc for the year ended December 31, 1998 and for the nine months ended September 30, 1999 and its unaudited balance sheet as of September 30, 1999. The financial information is included in Exhibit 99 to this report, and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

            (b)   Exhibits

                  99       Unaudited pro forma financial information as follows:

                           (i) Unaudited Pro Forma Statement of Operations for the year ended December 31, 1998; and
                           (ii) Unaudited Pro Forma Statement of Operations for the nine months ended September 30, 1999.

                           Unaudited Balance Sheet of TRW as of September 30, 1999.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       TRW INC.


Date:    November 12, 1999             By:   /s/ William B. Lawrence
                                             -----------------------------------
                                             William B. Lawrence
                                             Executive Vice President, General
                                             Counsel and Secretary



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                                INDEX TO EXHIBITS


EXHIBIT                    DESCRIPTION OF EXHIBIT

     99                    Unaudited pro forma financial information as follows:

                           (i) Unaudited Pro Forma Statement of Operations for the year ended December 31, 1998; and

                           (ii) Unaudited Pro Forma Statement of Operations for
                                the nine months ended September 30, 1999.

                           Unaudited Balance Sheet of TRW as of September 30, 1999.



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